

                   MASTER SERVICER'S CERTIFICATE
                (Delivered pursuant to Section 4.9
            of the Master Sale and Servicing Agreement)


                  HOUSEHOLD FINANCE CORPORATION,
                            Master Servicer
              HOUSEHOLD AUTO RECEIVABLES CORPORATION
              HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
           Class A, B-1, B-2 and C Notes, Series 1998-1

     The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer (the "Servicer"), pursuant to the amended and restated
Master Sale and Servicing Agreement, dated as of November 1, 1998, by and among the
Servicer, Household Automobile Revolving Trust I, as Issuer (the "Issuer"), Household Auto
Receivables Corporation, as Seller (the "Seller"), The Chase Manhattan Bank, as Indenture
Trustee (the "Indenture Trustee") and Wilmington Trust Company, as Owner Trustee, does hereby certify with respect to the information set forth below as follows:

1.   Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 1998-1 Supplement, dated as of
       November 1, 1998, by and among the Servicer, Issuer, Seller, Indenture Trustee and
       Wilmington Trust Company, as Owner Trustee.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Master Sale and Servicing Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution Date occurring on      January 18, 2000

5.  Series 1998-1 Information

(a)  The amount of Collected Funds with respect to the Collection          $24,540,285.73
Period was equal to (i) The Gross Cash Yield                                     18.5074%

(b)  The amount of Available Funds with respect to the Collection           24,540,285.73
Period was equal to

(c)  The  Liquidated Receivables for the Collection Period was equal to      5,941,390.98

(d)  Net Liquidation Proceeds for the Collection Period was equal to         2,179,132.81
        (i) The annualized net default rate                                       8.0695%

(e)  The principal balance of Series 1998-1 Receivables at the beginning
        of the Collection Period was equal to                              559,479,711.25

(f)  The principal balance of Series 1998-1 Receivables on the last day
        of the Collection Period was equal to                              540,015,496.11

(g)  The aggregate outstanding  balance of the Series 1998-1 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
        Collection Period with respect to such Distribution Date was        30,419,000.00
        was equal to

(h)  The aggregate outstanding  balance of the Series 1998-1 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
        Collection Period with respect to such Distribution Date            11,548,000.00
        was equal to

(i)  The aggregate outstanding  balance of the Series 1998-1 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
        Collection Period with respect to such Distribution Date             7,162,000.00
        was equal to



(j)  The Base Servicing Fee paid on the Distribution Date was equal to       1,398,699.28

(k)  The Principal Distributable Amount for the Distribution Date           17,021,781.64
        was equal to

(l)  The Principal Amount Available for the Distribution Date was           21,584,631.98
        equal to

(m)  The Aggregate Note Principal Balance is equal to                      499,335,642.29

(n)  The Aggregate Optimal Note Balance is equal to                        482,313,860.65

(o)  The Targeted Overcollateralization Amount is equal to                  57,701,635.46

(p)  The Targeted Credit Enhancement Amount is equal to                     74,252,130.72

(q)  The Targeted Reserve Account Balance is equal to                       16,550,495.25

(r)  The Reserve Account Deposit Amount for the Distribution Date                    0.00

(s)  The Maximum Reserve Account Deposit Amount for the                      2,078,634.87
        Distribution Date

(t)  The Reserve Account Shortfall for the Distribution Date                         0.00

(u)  The amount on deposit in the Reserve Account after                     16,550,495.25
        distributions is equal to

(v)  The notional amount of the Interest Rate Cap was equal to             223,832,000.00

(w)  Payments received under the Interest Rate Cap were equal to                41,781.97

(x)  Libor Rate used in determining payments received under the Interest Rate Cap was
        equal to                                                                6.460000%

6.  Noteholder Information
(a) Class A-1
      (i)  The Class A Interest Distributable Amount with respect                    0.00
        to Class A-1 was equal to

      (ii)  The Class A-1 interest paid on the Distribution Date                     0.00
        was equal to

      (iii)  The Class A Interest Carryover Shortfall with respect                   0.00
        to Class A-1 was equal to

      (iv)  The Class A-1 unpaid interest with respect to the                        0.00
        Distribution Date was equal to

      (v)  The Class A-1 aggregate principal amount at the beginning
        of the Distribution Date was equal to                                        0.00

      (vi)  The Class A-1 aggregate principal amount at the end of
        the Distribution Date was equal to                                           0.00

      (vii)  The Class A Principal Distributable Amount with                         0.00
        respect to Class A-1 was equal to

      (viii)  The Class A-1 principal distribution was equal to                      0.00

      (ix)  The ending Class A-1 Notes as a percentage of the Pool Balance
        on the Distribution Date was equal to                                   0.000000%

      (x)  The ending Class A Notes as a percentage of the Pool Balance on
        the Distribution Date was equal to                                     58.564819%

(b) Class A-2
      (i)  The Class A Interest Distributable Amount with respect              175,736.39
        to Class A-2 was equal to

      (ii)  The Class A-2 interest paid on the Distribution Date               175,736.39
        was equal to

      (iii)  The Class A Interest Carryover Shortfall with respect                   0.00
        to Class A-2 was equal to

      (iv)  The Class A-2 unpaid interest with respect to the                        0.00
        Distribution Date was equal to


      (v)  The Class A-2 aggregate principal amount at the beginning of
        the Distribution Date was equal to                                  35,854,813.02

      (vi)  The Class A-2 aggregate principal amount at the end of
        the Distribution Date was equal to                                  27,170,378.16

      (vii)  The Class A Principal Distributable Amount with                 8,684,434.86
        respect to Class A-2 was equal to

      (viii)  The Class A-2 principal distribution was equal to              8,684,434.86

     (ix)  The Class A Principal Carryover Shortfall with respect                    0.00
        to Class A-2 was equal to

     (x)  The Class A-2 unpaid principal with respect to the                         0.00
        Distribution Date was equal to

      (xi)  The ending Class A-2 Notes as a percentage of the Pool
        Balance on the Distribution Date was equal to                           5.031407%

      (xii)  The ending Class A Notes as a percentage of the Pool
        Balance on the Distribution Date was equal to                          58.564819%

(c) Class A-3
      (i)  The Class A Interest Distributable Amount with respect              878,337.78
        to Class A-3 was equal to

      (ii)  The Class A-3 interest paid on the Distribution Date               878,337.78
        was equal to

      (iii)  The Class A Interest Carryover Shortfall with respect                   0.00
        to Class A-3 was equal to

      (iv)  The Class A-3 unpaid interest with respect to the                        0.00
        Distribution Date was equal to

      (v)  The Class A-3 aggregate principal amount at the
        beginning of the Distribution Date was equal to                    143,000,000.00

      (vi)  The Class A-3 aggregate principal amount at the end of
        the Distribution Date was equal to                                 143,000,000.00

      (vii)  The Class A Principal Distributable Amount with                         0.00
        respect to Class A-3 was equal to

      (viii)  The Class A-3 principal distribution was equal to                      0.00

     (ix)  The Class A Principal Carryover Shortfall with respect                    0.00
        to Class A-3 was equal to

     (x)  The Class A-3 unpaid principal with respect to the                         0.00
        Distribution Date was equal to

      (xi)  The ending Class A-3 Notes as a percentage of the Pool
        Balance on the Distribution Date was equal to                          26.480722%

      (xii)  The ending Class A Notes as a percentage of the Pool
        Balance on the Distribution Date was equal to                          58.564819%

(d) Class A-4
      (i)  The Class A Interest Distributable Amount with respect              500,080.64
        to Class A-4 was equal to

      (ii)  The Class A-4 interest paid on the Distribution Date               500,080.64
        was equal to

      (iii)  The Class A Interest Carryover Shortfall with respect                   0.00
        to Class A-4 was equal to

      (iv)  The Class A-4 unpaid interest with respect to the                        0.00
        Distribution Date was equal to

      (v)  The Class A-4 aggregate principal amount at the
        beginning of the Distribution Date was equal to                     80,832,000.00

      (vi)  The Class A-4 aggregate principal amount at the end of
        the Distribution Date was equal to                                  80,832,000.00

      (vii)  The Class A Principal Distributable Amount with                         0.00
        respect to Class A-4 was equal to


      (viii)  The Class A-4 principal distribution was equal to                      0.00

     (ix)  The Class A Principal Carryover Shortfall with respect                    0.00
        to Class A-4 was equal to

     (x)  The Class A-4 unpaid principal with respect to the                         0.00
        Distribution Date was equal to

      (xi)  The ending Class A-4 Notes as a percentage of the Pool
        Balance on the Distribution Date was equal to                          14.968459%

      (xii)  The ending Class A Notes as a percentage of the Pool
        Balance on the Distribution Date was equal to                          58.564819%

(e) Class A-5
      (i)  The Class A Interest Distributable Amount with respect              318,324.85
        to Class A-5 was equal to

      (ii)  The Class A-5 interest paid on the Distribution Date               318,324.85
        was equal to

      (iii)  The Class A Interest Carryover Shortfall with respect                   0.00
        to Class A-5 was equal to

      (iv)  The Class A-5 unpaid interest with respect to the                        0.00
        Distribution Date was equal to

      (v)  The Class A-5 aggregate principal amount at the
        beginning of the Distribution Date  was equal to                    67,608,818.06

      (vi)  The Class A-5 aggregate principal amount at the end of
        the Distribution Date was equal to                                  65,256,717.43

      (vii)  The Class A-5 Principal Distributable Amount was equal to       2,352,100.63

      (viii)  The Class A-5 principal distribution was equal to              2,352,100.63

     (ix)  The Class A-5 Principal Carryover Shortfall was equal                     0.00

     (x)  The Class A-5 unpaid principal with respect to the                         0.00
        Distribution Date was equal to

      (xi)  The ending Class A-5 Notes as a percentage of the Pool
        Balance on the Distribution Date was equal to                          12.084231%

      (xii)  The ending Class A Notes as a percentage of the Pool
        Balance on the Distribution Date was equal to                          58.564819%

(f) Class B-1
      (i)  The Class B-1 Interest Distributable Amount was equal to            352,472.22

      (ii)  The Class B-1 interest paid on the Distribution Date               352,472.22
        was equal to

      (iii)  The Class B-1 Interest Carryover Shortfall was equal to                 0.00

      (iv)  The Class B-1 unpaid interest with respect to the                        0.00
        Distribution Date was equal to

      (v)  The Class B-1 aggregate principal amount at the
        beginning of the Distribution Date was equal to                     67,137,565.35

      (vi)  The Class B-1 aggregate principal amount at the end of
        the Distribution Date was equal to                                  64,801,859.54

      (vii)  The Class B-1 Principal Distributable Amount was equal to       2,335,705.81       to

      (viii)  The Class B-1 principal distribution was equal to              2,335,705.81

     (ix)  The Class B-1 Principal Carryover Shortfall was equal                     0.00

     (x)  The Class B-1 unpaid principal with respect to the                         0.00
        Distribution Date was equal to

      (xi)  The ending Class B-1 Notes as a percentage of the Pool
        Balance on the Distribution Date was equal to                          12.000000%

      (xii)  The ending Class A and B-1 Notes as a percentage of the Pool Balance on the
                  Distribution Date was equal to                               70.564819%


(g) Class B-2
      (i)  The Class B-2 Interest Distributable Amount was equal to            340,163.66

      (ii)  The Class B-2 interest paid on the Distribution Date               340,163.66
        was equal to

      (iii)  The Class B-2 Interest Carryover Shortfall was equal to                 0.00

      (iv)  The Class B-2 unpaid interest with respect to the                        0.00
        Distribution Date was equal to

      (v)  The Class B-2 aggregate principal amount at the
        beginning of the Distribution Date was equal to                     63,780,687.08

      (vi)  The Class B-2 aggregate principal amount at the end of
        the Distribution Date was equal to                                  61,561,766.55

      (vii)  The Class B-2 Principal Distributable Amount was equal to       2,218,920.53

      (viii)  The Class B-2 principal distribution was equal to              2,218,920.53

     (ix)  The Class B-2 Principal Carryover Shortfall was equal                     0.00

     (x)  The Class B-2 unpaid principal with respect to the                         0.00
        Distribution Date was equal to

      (xi)  The ending Class B-2 Notes as a percentage of the Pool
        Balance on the Distribution Date was equal to                          11.400000%

      (xii)  The ending Class A, B-1 and B-2 Notes as a percentage
        of the Pool Balance on the Distribution Date was equal to              81.964819%

(g) Class C
      (i)  The Class C Interest Distributable Amount was equal to              222,742.86

      (ii)  The Class C interest paid on the Distribution Date was             222,742.86
        equal to

      (iii)  The Class C Interest Carryover Shortfall was equal to                   0.00

      (iv)  The Class C unpaid interest with respect to the                          0.00
        Distribution Date was equal to

      (v)  The Class C aggregate principal amount at the beginning
        of the Distribution Date was equal to                               41,121,758.78

      (vi)  The Class C aggregate principal amount at the end of
        the Distribution Date was equal to                                  39,691,138.97

      (vii)  The Class C Principal Distributable Amount was equal to         1,430,619.81

      (viii)  The Class C principal distribution was equal to                1,430,619.81

     (ix)  The Class C Principal Carryover Shortfall was equal                       0.00

     (x)  The Class C unpaid principal with respect to the                           0.00
        Distribution Date was equal to

      (xi)  The ending Class C Notes as a percentage of the Pool
        Balance on the Distribution Date was equal to                           7.350000%

      (xii)  The ending Class A, B-1, B-2 and C Notes as a percentage of
        the Pool Balance on the Distribution Date was equal to                 89.314819%

(h) Overcollateralization
     (i)  The ending overcollateralization was equal to                     57,701,635.46

     (ii)  The ending overcollateralization as a percentage of the  Pool
        Balance on the Distribution Date was equal to                          10.685181%

7.  As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing
      Agreement through the Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if None applicable, insert "None".



8.  As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Series 1998-1 Receivables other than pursuant to the Basic Documents
     (or if there is a lien, such lien consists of: _____________________).

9.  The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and
      Servicing Agreement.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this
January 14, 2000



HOUSEHOLD FINANCE CORPORATION
as Servicer


By:
Name:     Mark Burnstine
Title:    Servicing Officer




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                                12/31/99
Distribution Date                                                                01/18/00


CLASS A-1 NOTEHOLDER'S STATEMENT
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                                   0
   2.   Principal distribution per $1,000                                               0
   3.   Interest distribution per $1,000                                                0

B.  Calculation of Class A-1 Interest
   1.   Class A-1 related Note Rate                                             5.330000%
   2.   Class A-1 principal balance - beginning of period                           $0.00
   3.   Accrual convention                                          Actual/360
   4.   Days in Interest Period                                                        32

   5.   Class A-1 interest due                                                      $0.00
   6.   Class A-1 interest paid                                                     $0.00
   7.   Class A Interest Carryover Shortfall with respect to Class                  $0.00
A-1
   8.   Class A-1 unpaid interest with respect to the Distribution                  $0.00
Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of period                            $0.00
   2.  Class A-1 principal - amount due                                             $0.00
   3.  Class A-1 principal - amount paid                                            $0.00
   4.  Class A-1 principal balance - end of period                                  $0.00
   5.  Class A Principal Carryover Shortfall with respect to Class                  $0.00
A-1
   6.  Class A-1 unpaid principal with respect to the Distribution                  $0.00
Date
   7.  Class A-1 Notes as a percentage of the Pool Balance on the               0.000000%
Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on              58.564819%
the Distribution Date

D.  Performance of Trust
   1.  Available Funds for Distribution Date                               $24,540,285.73

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                             $30,419,000.00
          % Of  Receivables                                                     5.632987%
     (b)  30-59 Days Delinquent                                            $11,548,000.00
          % Of  Receivables                                                     2.138457%
     (c)  60+ Days Delinquent                                               $7,162,000.00
          % Of  Receivables                                                     1.326258%

   3.  Aggregate losses for Collection Period less Net Liquidation          $3,762,258.17
Proceeds

   4.  Base Servicing Fee paid on the Distribution Date                     $1,398,699.28


   5.  Pool Balance on the Accounting Date                                $540,015,496.11

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                              $16,550,495.25
        (b)  Amount on deposit in the Reserve Account                      $16,550,495.25

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap              $223,832,000.00
           (b)  Current Libor                                                   6.460000%
           (c)  Cap Rate                                                        6.250000%
           (d)  Excess                                                             0.0021
           (e)  Day convention                                      Actual/360
           (f)   Days in Interest Period                                               32
          (g)  Payments received under the Interest Rate Cap                  41781.97333

   8.  (a)  Weighted Average Coupon (WAC)                                      19.606000%
         (b)  Weighted Average Remaining Maturity (WAM)                                43




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                                12/31/99
Distribution Date                                                                01/18/00


CLASS A-2 NOTEHOLDER'S STATEMENT
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                         164.0772454
   2.   Principal distribution per $1,000                                     160.8228678
   3.   Interest distribution per $1,000                                      3.254377593

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate                                            5.514000%
   2.   Class A-2 principal balance - beginning of period                  $35,854,813.02
   3.   Accrual convention                                          Actual/360
   4.   Days in Interest Period                                                        32

   5.   Class A-2 interest due                                                $175,736.39
   6.   Class A-2 interest paid                                               $175,736.39
   7.   Class A Interest Carryover Shortfall with respect to Class                  $0.00
A-2
   8.   Class A-2 unpaid interest with respect to the Distribution                  $0.00
Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of period                   $35,854,813.02
   2.  Class A-2 principal - amount due                                     $8,684,434.86
   3.  Class A-2 principal - amount paid                                    $8,684,434.86
   4.  Class A-2 principal balance - end of period                         $27,170,378.16
   5.  Class A Principal Carryover Shortfall with respect to Class                  $0.00
A-2
   6.  Class A-2 unpaid principal with respect to the Distribution                  $0.00
Date
   7.  Class A-2 Notes as a percentage of the Pool Balance on the               5.031407%
Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on              58.564819%
the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date                               $24,540,285.73

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                             $30,419,000.00
          % Of  Receivables                                                     5.632987%
     (b)  30-59 Days Delinquent                                            $11,548,000.00
          % Of  Receivables                                                     2.138457%
     (c)  60+ Days Delinquent                                               $7,162,000.00
          % Of  Receivables                                                     1.326258%

   3.  Aggregate losses for Collection Period less Net Liquidation          $3,762,258.17
Proceeds

   4.  Base Servicing Fee paid on the Distribution Date                     $1,398,699.28


   5.  Pool Balance on the Accounting Date                                $540,015,496.11

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                              $16,550,495.25
        (b)  Amount on deposit in the Reserve Account                      $16,550,495.25

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap              $223,832,000.00
           (b)  Current Libor                                                   6.460000%
           (c)  Cap Rate                                                        6.250000%
           (d)  Excess                                                             0.0021
           (e)  Day convention                                      Actual/360
           (f)   Days in Interest Period                                               32

          (g)  Payments received under the Interest Rate Cap                  41781.97333

   8.  (a)  Weighted Average Coupon (WAC)                                      19.606000%
         (b)  Weighted Average Remaining Maturity (WAM)                                43



HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                                12/31/99
Distribution Date                                                                01/18/00


CLASS A-3 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                         6.142222238
   2.   Principal distribution per $1,000                                               0
   3.   Interest distribution per $1,000                                      6.142222238

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor                                                            6.460000%
          (b)  Spread                                                           0.450000%
          (c)  Class A-3 related Note Rate                                      6.910000%

   2.    Class A-3 principal balance - beginning of period                $143,000,000.00
   3.    Accrual convention                                         Actual/360
   4.    Days in Interest Period                                                       32

   5.   Class A-3 interest due                                                $878,337.78
   6.   Class A-3 interest paid                                               $878,337.78
   7.   Class A Interest Carryover Shortfall with respect to Class                  $0.00
A-3
   8.   Class A-3 unpaid interest with respect to the Distribution                  $0.00
Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period                  $143,000,000.00
   2.  Class A-3 principal - amount due                                             $0.00
   3.  Class A-3 principal - amount paid                                            $0.00
   4.  Class A-3 principal balance - end of period                        $143,000,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class                  $0.00
A-3
   6.  Class A-3 unpaid principal with respect to the Distribution                  $0.00
Date
   7.  Class A-3 Notes as a percentage of the Pool Balance on the              26.480722%
Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on              58.564819%
the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                                     $24,540,285.73

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                             $30,419,000.00
          % Of  Receivables                                                     5.632987%
     (b)  30-59 Days Delinquent                                            $11,548,000.00
          % Of  Receivables                                                     2.138457%
     (c)  60+ Days Delinquent                                               $7,162,000.00
          % Of  Receivables                                                     1.326258%

   3.  Aggregate losses for Collection Period less Net Liquidation          $3,762,258.17
Proceeds

   4.  Base Servicing Fee paid on the Distribution Date                     $1,398,699.28


   5.  Pool Balance on the Accounting Date                                $540,015,496.11

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                              $16,550,495.25
        (b)  Amount on deposit in the Reserve Account                      $16,550,495.25

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap              $223,832,000.00
           (b)  Current Libor                                                   6.460000%
           (c)  Cap Rate                                                        6.250000%
           (d)  Excess                                                             0.0021
           (e)  Day convention                                      Actual/360
           (f)   Days in Interest Period                                               32
          (g)  Payments received under the Interest Rate Cap                   $41,781.97

   8.  (a)  Weighted Average Coupon (WAC)                                      19.606000%
         (b)  Weighted Average Remaining Maturity (WAM)                                43

HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                                12/31/99
Distribution Date                                                                01/18/00

CLASS A-4 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                         6.186666667
   2.   Principal distribution per $1,000                                               0
   3.   Interest distribution per $1,000                                      6.186666667

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note Rate
          (a)  Libor                                                            6.460000%
          (b)  Spread                                                           0.500000%
          (c)  Class A-4 related Note Rate                                      6.960000%

   2.    Class A-4 principal balance - beginning of period                 $80,832,000.00
   3.    Accrual convention                                         Actual/360
   4.    Days in Interest Period                                                       32

   5.   Class A-4 interest due                                                $500,080.64
   6.   Class A-4 interest paid                                               $500,080.64
   7.   Class A Interest Carryover Shortfall with respect to Class                  $0.00
A-4
   8.   Class A-4 unpaid interest with respect to the Distribution                  $0.00
Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period                   $80,832,000.00
   2.  Class A-4 principal - amount due                                             $0.00
   3.  Class A-4 principal - amount paid                                            $0.00
   4.  Class A-4 principal balance - end of period                         $80,832,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class                  $0.00
A-4
   6.  Class A-4 unpaid principal with respect to the Distribution                  $0.00
Date
   7.  Class A-4 Notes as a percentage of the Pool Balance on the              14.968459%
Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on              58.564819%
the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                                     $24,540,285.73

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                             $30,419,000.00
          % Of  Receivables                                                     5.632987%
     (b)  30-59 Days Delinquent                                            $11,548,000.00
          % Of  Receivables                                                     2.138457%
     (c)  60+ Days Delinquent                                               $7,162,000.00
          % Of  Receivables                                                     1.326258%

   3.  Aggregate losses for Collection Period less Net Liquidation          $3,762,258.17
Proceeds

   4.  Base Servicing Fee paid on the Distribution Date                     $1,398,699.28


   5.  Pool Balance on the Accounting Date                                $540,015,496.11

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                              $16,550,495.25
        (b)  Amount on deposit in the Reserve Account                      $16,550,495.25

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap              $223,832,000.00
           (b)  Current Libor                                                   6.460000%
           (c)  Cap Rate                                                        6.250000%
           (d)  Excess                                                             0.0021
           (e)  Day convention                                      Actual/360
           (f)   Days in Interest Period                                               32
          (g)  Payments received under the Interest Rate Cap                  41781.97333

   8.  (a)  Weighted Average Coupon (WAC)                                      19.606000%
         (b)  Weighted Average Remaining Maturity (WAM)                                43


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                                12/31/99
Distribution Date                                                                01/18/00

CLASS A-5 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                          26.7042548
   2.   Principal distribution per $1,000                                      23.5210063
   3.   Interest distribution per $1,000                                        3.1832485

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate                                            5.650000%
   2.   Class A-5 principal balance - beginning of period                  $67,608,818.06
   3.   Accrual convention                                          30/360
   4.   Days in Interest Period

   4.   Class A-5 interest due                                                $318,324.85
   5.   Class A-5 interest paid                                               $318,324.85
   7.   Class A Interest Carryover Shortfall with respect to Class                  $0.00
A-5
   8.   Class A-5 unpaid interest with respect to the Distribution                  $0.00
Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning of period                   $67,608,818.06
   2.  Class A-5 principal - amount due                                     $2,352,100.63
   3.  Class A-5 principal - amount paid                                    $2,352,100.63
   4.  Class A-5 principal balance - end of period                         $65,256,717.43
   5.  Class A-5 Principal Carryover Shortfall                                      $0.00
   6.  Class A-5 unpaid principal with respect to the Distribution                  $0.00
Date
   7.  Class A-5 Notes as a percentage of the Pool Balance on the              12.084231%
Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on              58.564819%
the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                                     $24,540,285.73

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                             $30,419,000.00
          % Of  Receivables                                                     5.632987%
     (b)  30-59 Days Delinquent                                            $11,548,000.00
          % Of  Receivables                                                     2.138457%
     (c)  60+ Days Delinquent                                               $7,162,000.00
          % Of  Receivables                                                     1.326258%

   3.  Aggregate losses for Collection Period less Net Liquidation          $3,762,258.17
Proceeds

   4.  Base Servicing Fee paid on the Distribution Date                     $1,398,699.28


   5.  Pool Balance on the Accounting Date                                $540,015,496.11

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                              $16,550,495.25
        (b)  Amount on deposit in the Reserve Account                      $16,550,495.25

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap              $223,832,000.00
           (b)  Current Libor                                                   6.460000%
           (c)  Cap Rate                                                        6.250000%
           (d)  Excess                                                             0.0021
           (e)  Day convention                                      Actual/360
           (f)   Days in Interest Period                                               32
          (g)  Payments received under the Interest Rate Cap                  41781.97333

   8.  (a)  Weighted Average Coupon (WAC)                                      19.606000%
         (b)  Weighted Average Remaining Maturity (WAM)                                43


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                                12/31/99
Distribution Date                                                                01/18/00

CLASS B-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                           27.070461
   2.   Principal distribution per $1,000                                       23.520999
   3.   Interest distribution per $1,000                                         3.549462

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate                                            6.300000%
   2.   Class B-1 principal balance - beginning of period                  $67,137,565.35
   3.   Accrual convention                                          30/360
   4.   Days in Interest Period

   4.   Class B-1 interest due                                                $352,472.22
   5.   Class B-1 interest paid                                               $352,472.22
   6.   Class B-1 Interest Carryover Shortfall                                      $0.00
   7.   Class B-1 unpaid interest with respect to the Distribution                  $0.00
Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning of period                   $67,137,565.35
   2.  Class B-1 principal - amount due                                     $2,335,705.81
   3.  Class B-1 principal - amount paid                                    $2,335,705.81
   4.  Class B-1 principal balance - end of period                         $64,801,859.54
   5.  Class B-1 Principal Carryover Shortfall                                      $0.00
   6.  Class B-1 unpaid principal with respect to the Distribution                  $0.00
Date
   7.  Class B-1 Notes as a percentage of the Pool Balance on the              12.000000%
Distribution Date
   8.  Class A and B-1 Notes as a percentage of the Pool Balance on            70.564819%
the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                                     $24,540,285.73

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                             $30,419,000.00
          % Of  Receivables                                                     5.632987%
     (b)  30-59 Days Delinquent                                            $11,548,000.00
          % Of  Receivables                                                     2.138457%
     (c)  60+ Days Delinquent                                               $7,162,000.00
          % Of  Receivables                                                     1.326258%

   3.  Aggregate losses for Collection Period less Net Liquidation          $3,762,258.17
Proceeds

   4.  Base Servicing Fee paid on the Distribution Date                     $1,398,699.28


   5.  Pool Balance on the Accounting Date                                $540,015,496.11

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                              $16,550,495.25
        (b)  Amount on deposit in the Reserve Account                      $16,550,495.25

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap              $223,832,000.00
           (b)  Current Libor                                                   6.460000%
           (c)  Cap Rate                                                        6.250000%
           (d)  Excess                                                             0.0021
           (e)  Day convention                                      Actual/360
           (f)   Days in Interest Period                                               32
          (g)  Payments received under the Interest Rate Cap                  41781.97333

   8.  (a)  Weighted Average Coupon (WAC)                                      19.606000%
         (b)  Weighted Average Remaining Maturity (WAM)                                43





HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                                12/31/99
Distribution Date                                                                01/18/00

CLASS B-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                         27.12675899
   2.   Principal distribution per $1,000                                     23.52096218
   3.   Interest distribution per $1,000                                      3.605796816

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate                                            6.400000%
   2.   Class B-2 principal balance - beginning of period                  $63,780,687.08
   3.   Accrual convention                                          30/360
   4.   Days in Interest Period

   4.   Class B-2 interest due                                                $340,163.66
   5.   Class B-2 interest paid                                               $340,163.66
   6.   Class B-2 Interest Carryover Shortfall                                      $0.00
   7.   Class B-2 unpaid interest with respect to the Distribution                  $0.00
Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning of period                   $63,780,687.08
   2.  Class B-2 principal - amount due                                     $2,218,920.53
   3.  Class B-2 principal - amount paid                                    $2,218,920.53
   4.  Class B-2 principal balance - end of period                         $61,561,766.55
   5.  Class B-2 Principal Carryover Shortfall                                      $0.00
   6.  Class B-2 unpaid principal with respect to the Distribution                  $0.00
Date
   7.  Class B-1 Notes as a percentage of the Pool Balance on the              11.400000%
Distribution Date
   8.  Class A, B-1 and B-2 Notes as a percentage of the Pool                  81.964819%
Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date                               $24,540,285.73

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                             $30,419,000.00
          % Of  Receivables                                                     5.632987%
     (b)  30-59 Days Delinquent                                            $11,548,000.00
          % Of  Receivables                                                     2.138457%
     (c)  60+ Days Delinquent                                               $7,162,000.00
          % Of  Receivables                                                     1.326258%

   3.  Aggregate losses for Collection Period less Net Liquidation          $3,762,258.17
Proceeds

   4.  Base Servicing Fee paid on the Distribution Date                     $1,398,699.28


   5.  Pool Balance on the Accounting Date                                $540,015,496.11

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                              $16,550,495.25
        (b)  Amount on deposit in the Reserve Account                      $16,550,495.25

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap              $223,832,000.00
           (b)  Current Libor                                                   6.460000%
           (c)  Cap Rate                                                        6.250000%
           (d)  Excess                                                             0.0021
           (e)  Day convention                                      Actual/360
           (f)   Days in Interest Period                                               32
          (g)  Payments received under the Interest Rate Cap                  41781.97333

   8.  (a)  Weighted Average Coupon (WAC)                                      19.606000%
         (b)  Weighted Average Remaining Maturity (WAM)                                43

